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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 12, 2002
                                                           -------------


                              AETHER SYSTEMS, INC.
                              --------------------
                           (Exact name of registrant)

                                    000-27707
                                    ---------
                            (Commission file number)

            Delaware                                   52-2186634
            --------                                   ----------
    (State of organization)            (I.R.S. Employer Identification Number)


               11460 Cronridge Drive, Owings Mills, Maryland 21117
               ---------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (410) 654-6400
                                 --------------
                         (Registrant's telephone number)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 4      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            On June 12, 2002, Aether Systems, Inc., a Delaware corporation (the "Company"), determined not to retain Ernst & Young LLP ("Ernst & Young") as independent accountants for its subsidiary Sila Communications Limited, a limited company incorporated under the laws of England and Wales ("Sila"), and determined to engage KPMG LLP ("KPMG"), the Company's independent auditor, as Sila's new independent auditor. The change in independent accountants became effective June 12, 2002. The decision not to retain Ernst & Young and to engage KPMG was recommended by the Company's Audit Committee and approved by Sila's Board of Directors.

            Ernst & Young's reports on the financial statements of Sila did not, in either of the past two fiscal years, contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

            During Sila's two most recent fiscal years and the subsequent interim period between December 31, 2001 and June 12, 2002, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission).

            During Sila's two most recent fiscal years and the subsequent interim period between December 31, 2001 and June 12, 2002, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of such accountant, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its report.

            The Company provided Ernst & Young with a copy of the foregoing disclosures in advance of the day that these disclosures were filed by the Company with the SEC. Attached as Exhibit 16.1 to this Current Report on Form 8-K is a copy of Ernst & Young's letter, dated June 12, 2002, stating its agreement with such statements.

            During Sila's two most recent fiscal years and the subsequent interim period between December 31, 2001 and June 12, 2002, neither Sila nor the Company consulted with KPMG regarding any of the matters or events described in
Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------
         16.1              Letter of Ernst & Young LLP regarding change in
                           certifying accountant, dated June 12, 2002


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AETHER SYSTEMS, INC.


                                             BY:   /s/ David C. Reymann
                                                  ------------------------------
                                                   David C. Reymann
                                                   Chief Financial Officer


Dated:  June 13, 2002